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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 31, 2003


                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                   333-105643                95-4596514
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)


      4500 Park Granada
    Calabasas, California                                        91302
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    (Address of Principal                                      (Zip Code)
     Executive Offices)

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       Registrant's telephone number, including area code (818) 225-3237


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Item 5.  Other Events.
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      Filing of Certain Materials.

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2003-4 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with corresponding exhibits relating to the mortgage loans. The policy and exhibits, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated July 31, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1 Radian Insurance Master Policy (with Exhibits) filed on Form SE dated July 31, 2003
























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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 19, 2003 and prospectus supplement dated July 21, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-4.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWABS, INC.



                                           By:  /s/ Celia Coulter
                                                ----------------------
                                                    Celia Coulter
                                                    Vice President



Dated:  July 31, 2003

Exhibit Index


Exhibit                                                                  Page
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99.1    Radian Insurance Master Policy (with Exhibits) filed on           5
        Form SE dated July 31, 2003